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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                               September 22, 2000
                              --------------------


                      GLOBALSTAR TELECOMMUNICATIONS LIMITED
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


Islands of Bermuda                  0-25456                           13-3795510
--------------------------------------------------------------------------------
(State or other                   (Commission                      (IRS Employer
jurisdiction of                   File Number)                    Identification
incorporation)                                                            Number


              Cedar House, 41 Cedar Avenue, Hamilton, Bermuda  HM 12
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (441) 295-2244
               ---------------------------------------------------


                                GLOBALSTAR, L.P.
                                ----------------
             (Exact name of registrant as specified in its charter)


Delaware                            333-25461                         13-3759824
--------------------------------------------------------------------------------
(State or other                    (Commission                     (IRS Employer
jurisdiction of                    File Number)                   Identification
incorporation)                                                            Number


                  3200 Zanker Road, San Jose, California 95134
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)

               Registrant's telephone number, including area code:
                                  (408)933-4000
               ---------------------------------------------------



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Item 5. Other Events.
        -------------

     Globalstar Telecommunications Limited ("GTL") has entered into subscription agreements dated September 22, 2000 with five of its founding partners, Loral Space & Communications Ltd. ("Loral"), Vodafone plc, Qualcomm Incorporated, Elsacom N.V. and TE.SA.M. (a France Telecom/Alcatel partnership), pursuant to which the partners have agreed to purchase an aggregate of 5,246,208 shares of GTL common stock for $56.2 million. Of this amount, Loral, the managing general partner of Globalstar, L.P. ("Globalstar"), has agreed to purchase 1,120,187 shares for $12 million.

     The share purchases are based on a price of $10.7125 per share, the average of the high and low prices of GTL common stock for the ten trading days ending September 21, 2000. The transaction, which is subject to customary closing conditions, is expected to close by September 29, 2000.

     GTL will use the proceeds of the sale to purchase ordinary partnership interests in Globalstar, which, in turn, will use the proceeds for general corporate purposes including capital expenditures, operations (including marketing and distribution of phones and services) and interest expense.

     GTL has also completed the first take down of shares under its purchase agreement with Bear, Stearns International Limited ("Bear Stearns") dated September 18, 2000. On September 22, 2000, GTL sold 1,000,000 shares of common stock to Bear Stearns for $9,293,000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

     (c) Exhibits.

Exhibit.10.1     Subscription Agreement dated September 22, 2000 between
                 Globalstar Telecommunications Limited and Loral Space &
                 Communications Ltd.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBALSTAR TELECOMMUNICATIONS
                                        LIMITED

                                        By: /s/ Richard J. Townsend
                                            ------------------------------
                                        Name:  Richard J. Townsend
                                        Title: Vice President and
                                               Chief Financial Officer


                                            GLOBALSTAR, L.P.

                                        By: Loral/Qualcomm Satellite
                                        Services, L.P., its managing
                                        general partner

                                        By: Loral/Qualcomm Partnership,
                                        L.P., its general partner

                                        By: Loral General Partner, Inc.,
                                        its general partner

                                        By: /s/ Avi Katz
                                            ------------------------------
                                        Name:  Avi Katz
                                        Title: Vice President and
                                               Secretary

Date: September 25, 2000


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